XERION ECOSOLUTIONS GROUP INC.

                                Filing Type: 8-K
                           Description: Current Report
                            Filing Date: June 9, 2003
                            Period End: June 4, 2003

            Primary Exchange: Over the Counter Includes OTC and OTCBB
                                  Ticker: XECO












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                                Table of Contents

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                                       8-K

ITEM 5.........................................................................1










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

                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

      Pursuant to Section 13 or 15d of the Securities Exchange Act of 1934

         Date of Report (date of earliest event reported): June 4, 2003


                         XERION ECOSOLUTIONS GROUP INC.
             (Exact name of registrant as specified in its charter)



         Colorado                     0-26760                    84-1286065
 (State of Incorporation)          (Commission               (I.R.S   Employer
                                   File Number)              Identification No.)


              Suite 132-3495 Cambie St. Vancouver BC Canada V5Z 4R3
               (Address of principal executive offices) (Zip Code)

Registrant's telephone number, including area code      (604) 696-0073





        Former name: IMMULABS CORPORATION

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ITEM 5.  OTHER EVENTS.

The Company has signed an agreement with a premier intermediate gold mining company for onsite validation of its patent-pending Xerion Reaction System
(XRS). The tests will be conducted at a well-known producing gold mine in the United States.

The objectives of the tests are to verify that XRS can neutralize Cyanide; while at the same time recovering gold faster and more efficiently than Cyanide.

Test results are expected to be available before the end of July, 2003.

Management is in advanced negotiations with other parties and expects further contracts to be signed in the near future.


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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       Date: June 9, 2003

                                       XERION ECOSOLUTIONS GROUP INC.








                                       By: /s/ Ben Traub
                                          ------------------
                                          Ben Traub
                                          President